UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2026

MidCap Financial Investment Corporation

(Exact name of Registrant as specified in its charter)

Maryland	814-00646	52-2439556
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9 West 57th Street
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 515-3200

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	MFIC	NASDAQ Global Select Market
8.00% Notes due 2028	MFICL	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On October 26, 2026, MidCap Financial Investment Corporation, a Maryland corporation (“MFIC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Ares Capital Corporation, a Maryland corporation (“ARCC”); Union Acquisition Sub Inc., a Maryland corporation and a direct wholly-owned subsidiary of ARCC (“Acquisition Sub 1”); Union Acquisition Sub LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of ARCC (“Acquisition Sub 2”); and, solely for the limited purposes set forth therein, Ares Capital Management LLC, a Delaware limited liability company and the external investment adviser to ARCC (“ACM”).

The Merger Agreement provides that, subject to the conditions set forth in the Merger Agreement, at the effective time of the First Merger (the “Effective Time”), Acquisition Sub 1 will be merged with and into MFIC (the “First Merger”), with MFIC continuing as the surviving company and as a wholly-owned subsidiary of ARCC. Immediately after the Effective Time, MFIC will merge with and into Acquisition Sub 2 (the “Second Merger” and, together with the First Merger, the “Mergers”), with Acquisition Sub 2 continuing as the surviving company and as a wholly-owned subsidiary of ARCC. The board of directors of MFIC (the “MFIC Board”), on the recommendation of a special committee comprised solely of disinterested directors of MFIC (the “Special Committee”), has unanimously approved, among other things, the Merger Agreement and the transactions contemplated thereby, including the Mergers (the “Transactions”). The board of directors of ARCC has also unanimously approved the Merger Agreement and the Transactions. The parties to the Merger Agreement intend for the Mergers, taken together, to be treated as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). Holders of MFIC Common Stock (as defined below) will not be entitled to appraisal or objecting stockholder rights in connection with the Mergers.

Merger Consideration

Subject to the terms and conditions of the Merger Agreement, at the Effective Time, each share of common stock, par value $0.001 per share, of MFIC (“MFIC Common Stock”) issued and outstanding immediately prior to the Effective Time (other than shares held by a subsidiary of MFIC or held, directly or indirectly, by ARCC or Acquisition Sub 1) will be converted into the right to receive (i) $1.21 in cash, without interest, to be paid by ACM (the “Cash Consideration”), and (ii) a number of validly issued, fully paid and non-assessable shares of common stock, par value $0.001 per share, of ARCC (“ARCC Common Stock”) equal to the Exchange Ratio (as defined below), with cash to be paid in lieu of fractional shares, if applicable (together with the Cash Consideration, the “Merger Consideration”). Based on the terms of the Merger Agreement, as of the date of the Merger Agreement, the Merger Consideration represents total consideration of $10.88 per fully diluted share of MFIC Common Stock, consisting of approximately $1.21 per share in cash and approximately $9.67 per share in ARCC Common Stock, subject to adjustment as described below.

The “Exchange Ratio” will be determined as of a date mutually agreed by the parties that is no earlier than 48 hours (excluding Sundays and holidays) prior to the Effective Time, based on ARCC’s net asset value per share (“ARCC NAV”) and the closing price of ARCC Common Stock on that date (the “ARCC Price”), as follows: (1) if the ARCC Price is less than or equal to 100% of ARCC NAV, the Exchange Ratio will equal $9.67 less the Post-Signing Tax Dividend Amount (as defined below), divided by ARCC NAV; (2) if the ARCC Price is greater than 100% but less than or equal to 104.5% of ARCC NAV, the Exchange Ratio will equal the product of (A) $9.67 less the Post-Signing Tax Dividend Amount and (B) 1.00 plus 50% of the premium of the ARCC Price to ARCC NAV, divided by the ARCC Price; and (3) if the ARCC Price is greater than 104.5% of ARCC NAV, the Exchange Ratio will equal the product of (A) $9.67 less the Post-Signing Tax Dividend Amount and (B) 102.25%, divided by the ARCC Price.

Tax Distribution

Prior to the closing of the Mergers, MFIC will declare one or more dividends in order to distribute all of its previously undistributed investment company taxable income, any prior year shortfall and net capital gain and to maintain its qualification as a “regulated investment company” under the Code (any such dividend, a “Tax

Dividend”). The stock portion of the Merger Consideration will be reduced by the aggregate per share amount of any Tax Dividend declared after the date of the Merger Agreement with a record date on or prior to the closing date, excluding regular quarterly dividends (the “Post-Signing Tax Dividend Amount”).

Termination Rights

The Merger Agreement contains customary termination rights for each of MFIC and ARCC, including if the First Merger has not been consummated within nine months after the date of the Merger Agreement (subject to an automatic three-month extension in certain circumstances), or if MFIC’s stockholders do not approve the Mergers. MFIC may terminate the Merger Agreement, prior to obtaining stockholder approval, to enter into a definitive agreement providing for a superior proposal, on the terms and conditions set forth in the Merger Agreement. ARCC may terminate the Merger Agreement if, among other things, the MFIC Board changes its recommendation. MFIC will be required to pay ARCC a termination fee of $31,360,000 upon termination of the Merger Agreement under certain specified circumstances.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties by each of MFIC, ARCC, Acquisition Sub 1, Acquisition Sub 2 and ACM, subject to specific exceptions and qualifications. The Merger Agreement also contains customary covenants, including, among others, covenants relating to the operation of each of MFIC’s and ARCC’s businesses during the period prior to closing of the Mergers, the preparation of a registration statement on Form N-14 (the “Registration Statement”) and the holding of a special meeting of the stockholders of MFIC. MFIC has agreed to convene and hold a stockholder meeting for the purpose of obtaining the approval of the Mergers by MFIC’s stockholders and has agreed to recommend that its stockholders approve the Mergers. MFIC has also agreed to suspend its share repurchase program.

The Merger Agreement includes restrictions on the ability of MFIC or its subsidiaries to solicit proposals for alternative transactions or initiate or otherwise engage in discussions regarding such proposals, subject to exceptions and termination provisions. However, the MFIC Board, acting upon the recommendation of the Special Committee, may, subject to certain conditions, change its recommendation to MFIC’s stockholders, terminate the Merger Agreement and enter into an agreement with respect to a superior proposal, or change its recommendation in response to an intervening event if it determines in good faith, after consultation with its financial advisor and outside legal counsel, that the failure to do so would reasonably be expected to be inconsistent with the directors’ duties under applicable law.

Conditions to the Mergers

Consummation of the Mergers, which is currently anticipated to occur during the first half of calendar year 2027, is subject to certain closing conditions, including, but not limited to, (1) requisite approval of MFIC’s stockholders, (2) the authorization for listing on the NASDAQ Global Select Market of the ARCC Common Stock to be issued as consideration in the First Merger, (3) effectiveness of the Registration Statement for the ARCC Common Stock to be issued as consideration in the First Merger, (4) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (5) the absence of certain legal impediments to the consummation of the Mergers and (6) subject to certain exceptions, the accuracy of the representations and warranties and compliance with the covenants of each party to the Merger Agreement. The obligation of ARCC to consummate the Mergers is further conditioned upon the receipt of certain third party consents.

General

The foregoing summary description of the Merger Agreement and the transactions contemplated thereby is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

The Merger Agreement has been filed as Exhibit 2.1 to this Current Report on Form 8-K in order to provide investors and security holders with information regarding its terms. It is not intended to provide any other information about the parties thereto or their respective subsidiaries and affiliates. The Merger Agreement contains representations, warranties, covenants and agreements that were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement (except as may be expressly set forth in the Merger Agreement); may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors and security holders should not rely on such representations, warranties, covenants or agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties, covenants and agreements may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the parties to the Merger Agreement.

Voting Agreements

Concurrently with the execution of the Merger Agreement, Apollo Principal Holdings A, L.P. and MidCap Financial Trust, each an affiliate of Apollo Global Management, Inc., which together beneficially own approximately 5.2% of the outstanding shares of MFIC Common Stock, each entered into voting and support agreements with ARCC (the “Voting Agreements”), pursuant to which each has agreed, subject to the terms and conditions set forth therein, to vote its shares of MFIC Common Stock in favor of the Mergers and against any competing proposal.

The foregoing summary description of the Voting Agreements is subject to and qualified in its entirety by reference to the form of Voting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and the terms of which are incorporated herein by reference.

Item 2.02.	Results of Operations and Financial Condition.

On October 27, 2026, MFIC and ARCC issued a joint press release in which MFIC announced preliminary financial results for MFIC by releasing its estimated net asset value per share as of September 30, 2026. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being “furnished” and is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

On October 27, 2026, MFIC and ARCC issued a joint press release announcing entry into the Merger Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information disclosed under this Item 7.01, including Exhibit 99.1 hereto, is being “furnished” and is not deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor is it deemed incorporated by reference into any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Some of the statements in this document constitute forward-looking statements because they relate to future events, future performance or financial condition. The forward-looking statements may include statements as to future operating results of ARCC and MFIC and, following the closing of the Mergers, the combined company, and distribution projections; business prospects of ARCC and MFIC, and the prospects of their portfolio companies; and the impact of the investments that ARCC and MFIC expect to make. In addition, words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “estimate,” “project,” “intend,” “may,” “will” and “would” indicate forward-looking statements, although not all forward-looking statements include these words. The forward-looking statements contained in this document involve risks and uncertainties. Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the ability of the parties to consummate the Mergers on the expected timeline, or at all; (ii) the failure of MFIC stockholders to approve the Mergers; (iii) the possibility that any or all of the various conditions to the consummation of the Mergers, including the receipt of any required regulatory approvals and third-party consents, may not be satisfied or waived; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including circumstances requiring MFIC to pay a termination fee; (v) the possibility that competing offers or acquisition proposals for MFIC will be made; (vi) the ability to realize the anticipated benefits of the Mergers; (vii) the Post-Signing Tax Dividend Amount, the NAV per share of ARCC and the trading price of ARCC Common Stock, each of which will affect the number of shares of ARCC Common Stock issued in the Mergers; (viii) risks related to diverting management’s attention from ongoing business operations and the effect of the announcement or pendency of the Mergers on the business relationships, operating results and business generally of ARCC and MFIC; (ix) the combined company’s plans, expectations, objectives and intentions as a result of the Mergers, including the integration of MFIC’s portfolio; (x) the future operating results and net investment income projections of ARCC, MFIC or, following the closing of the Mergers, the combined company; (xi) the ability of Ares Management Corporation to implement its future plans with respect to the combined company and to attract and retain highly talented professionals; (xii) the business prospects of ARCC, MFIC or the combined company and the ability of their portfolio companies to achieve their objectives; (xiii) the expected financings and investments and additional leverage that ARCC, MFIC or the combined company may seek to incur in the future; (xiv) the adequacy of the cash resources and working capital of ARCC, MFIC or the combined company; (xv) the timing of cash flows, if any, from the operations of the portfolio companies of ARCC, MFIC or the combined company; (xvi) the ability of ARCC and the combined company to maintain their qualification as a business development company under the Investment Company Act of 1940, as amended, and as a regulated investment company under Subchapter M of the Code; (xvii) general economic, political and market conditions, including changes in interest rates and credit spreads; (xviii) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xix) the risk that stockholder litigation in connection with the Mergers may result in significant costs of defense and liability; and (xx) such other factors as are described under the heading “Risk Factors” in ARCC’s and MFIC’s respective annual reports on Form 10-K, quarterly reports on Form 10-Q and other filings with the SEC. ARCC and MFIC have based the forward-looking statements included in this document on information available to them on the date hereof, and they assume no obligation to update any such forward-looking statements. Although ARCC and MFIC undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that ARCC and/or MFIC in the future may file with the SEC, including the Proxy Statement/Prospectus and the Registration Statement (in each case, as defined below), annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

No Offer or Solicitation

This document is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this document is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in ARCC, MFIC or in any fund or other investment vehicle managed by Ares Management Corporation, Apollo Global Management, Inc. or any of their respective affiliates.

Additional Information and Where to Find It

This document relates to the proposed Mergers and certain related matters (the “Proposals”). In connection with the Proposals, ARCC will file with the SEC the Registration Statement that will include a proxy statement of MFIC and a prospectus of ARCC (the “Proxy Statement/Prospectus”), and MFIC will mail the Proxy Statement/Prospectus to its stockholders. The Proxy Statement/Prospectus and the Registration Statement will each contain important information about ARCC, MFIC and the Proposals. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. STOCKHOLDERS OF MFIC ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE

BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ARCC, MFIC AND THE PROPOSALS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov or, for documents filed by ARCC, from ARCC’s website at https://arcc.ares.com/, and, for documents filed by MFIC, from MFIC’s website at https://www.midcapfinancialic.com.

Participants in the Solicitation

ARCC, MFIC and their respective directors and executive officers, other members of their management and employees, including certain employees and officers of Apollo Investment Management, L.P. and Ares Capital Management LLC and their respective affiliates may be deemed to be participants in the solicitation of proxies in connection with the Proposals. Information regarding the directors and executive officers of ARCC is available in its definitive proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on March 5, 2026. Information about the directors and executive officers of MFIC is set forth in its proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2026. To the extent holdings of securities by such directors or executive officers have changed since the amounts printed in ARCC’s 2026 proxy statement and MFIC’s 2026 proxy statement, such changes have been or will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed by such directors or executive officers, as the case may be, with the SEC. More detailed information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Registration Statement and the Proxy Statement/Prospectus when such documents become available. These documents may be obtained free of charge from the sources indicated above.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit

2.1	Agreement and Plan of Merger by and among Ares Capital Corporation, Union Acquisition Sub Inc., Union Acquisition Sub LLC, MidCap Financial Investment Corporation and Ares Capital Management LLC (solely for the limited purposes set forth therein), dated as of October 26, 2026.

10.1	Form of Voting and Support Agreement, dated as of October 26, 2026, by and between Ares Capital Corporation and each of the stockholders of MidCap Financial Investment Corporation party thereto.

99.1	Joint Press Release of MidCap Financial Investment Corporation and Ares Capital Corporation, dated October 27, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDCAP FINANCIAL INVESTMENT CORPORATION

By:	/s/ Kristin M. Hester
Name:	Kristin M. Hester
Title:	Chief Legal Officer and Secretary

Date: October 27, 2026